Exhibit 99.3

BRISTOL-MYERS SQUIBB COMPANY

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements of Bristol-Myers Squibb Company (the “Company”) as of and for the nine months ended September 30, 2009 and for the years ended December 31, 2008, 2007 and 2006 give effect to the Company’s disposition of the 170,000,000 shares of Mead Johnson Nutrition Company (“Mead Johnson”) common stock the Company owned upon consummation of the split-off the Company commenced on November 16, 2009 and completed on December 23, 2009. Under the terms of the split-off, the Company exchanged all of its shares of Mead Johnson common stock for 269,285,601 shares of Company common stock. For purposes of the unaudited pro forma condensed consolidated balance sheet we assume that the split-off occurred as of September 30, 2009, and for the unaudited pro forma consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006 and the nine months ended September 30, 2009, we assume that the exchange offer occurred at the beginning of each respective period.

The Company’s unaudited pro forma balance sheet as of September 30, 2009 also includes the impact of $1.683 billion received from Mead Johnson in November 2009 for the repayment of notes owed to the Company and has been accounted for on the pro forma balance sheet as if it had occurred on September 30, 2009. Interest income attributed to the cash received from this repayment has not been reflected in the pro forma consolidated statements of operations.

We derived the unaudited pro forma consolidated financial statements from the historical consolidated financial statements of the Company and Mead Johnson. These adjustments are based on currently available information and certain preliminary estimates and assumptions and, therefore, the actual effects of the split-off may differ from the effects reflected in the unaudited pro forma consolidated financial statements. However, despite the fact that data is not available to make precise estimates, the Company believes that the assumptions provide a reasonable basis for presenting the effects of the split-off as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated financial statements.

You should read the following information in conjunction with the Company’s consolidated financial statements and the accompanying notes and the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the Company’s Current Report on Form 8-K filed on April 28, 2009 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS

Dollars and Shares in Millions, Except Per Share Data

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(UNAUDITED)

EARNINGS	The Company As Reported	Pro Forma Adjustments		The Company Pro Forma

Net Sales	$15,886	$(2,112	)(a)	$13,774

Cost of products sold	4,436	(728	)(a)	3,708
Marketing, selling and administrative	3,258	(482	)(a)	2,776
Advertising and product promotion	1,085	(283	)(a)	802
Research and development	2,590	(51	)(a)	2,539
Acquired in-process research and development	—	—		—
Provision for restructuring, net	101	(12	)(a)	89
Litigation expense, net	132	—		132
Equity in net income of affiliates	(435)	—		(435)
Other (income)/expense, net	(130)	13	(a)	(117)

Total Expenses, net	11,037	(1,543)		9,494

Earnings from Continuing Operations Before Income Taxes	4,849	(569	)(a)	4,280
Provision for income taxes	1,340	(346	)(a)(b)	994

Net Earnings from Continuing Operations	3,509	(223)		3,286

Net Earnings from Continuing Operations Attributed to Noncontrolling Interest	922	(55	)(a)	867

Net Earnings Attributed to Bristol-Myers Squibb Company	$2,587	$(168)		$2,419

Earnings per Common Share from Continuing Operations Attributable to Bristol-Myers Squibb Company:
Basic	$1.30			$1.41
Diluted	$1.30			$1.40

Average Common Shares Outstanding
Basic	1,979	(269	)(c)	1,710
Diluted	1,982	(269	)(c)	1,713

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS

Dollars and Shares in Millions, Except Per Share Data

FOR THE YEAR ENDED DECEMBER 31, 2008

(UNAUDITED)

EARNINGS	The Company As Reported	Pro Forma Adjustments		The Company Pro Forma

Net Sales	$20,597	$(2,882	)(a)	$17,715

Cost of products sold	6,396	(1,080	)(a)	5,316
Marketing, selling and administrative	4,792	(652	)(a)	4,140
Advertising and product promotion	1,550	(369	)(a)	1,181
Research and development	3,585	(73	)(a)	3,512
Acquired in-process research and development	32	—		32
Provision for restructuring, net	218	(3	)(a)	215
Litigation expense, net	33	—		33
Gain on sale of product lines and businesses	(159)	—		(159)
Equity in net income of affiliates	(617)	—		(617)
Gain on sale of Imclone shares	(895)	—		(895)
Other (income)/expense, net	191	(10	)(a)	181

Total Expenses, net	15,126	(2,187)		12,939

Earnings from Continuing Operations Before Income Taxes	5,471	(695	)(a)	4,776
Provision for income taxes	1,320	(230	)(a)	1,090

Net Earnings from Continuing Operations	4,151	(465)		3,686

Net Earnings from Continuing Operations Attributed to Noncontrolling Interest	996	(7	)(a)	989

Net Earnings Attributed to Bristol-Myers Squibb Company	$3,155	$(458)		$2,697

Earnings per Common Share from Continuing Operations Attributable to Bristol-Myers Squibb Company:
Basic	$1.60			$1.57
Diluted	$1.59			$1.56

Average Common Shares Outstanding
Basic	1,977	(269	)(c)	1,708
Diluted	2,001	(269	)(c)	1,732

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS

Dollars and Shares in Millions, Except Per Share Data

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

EARNINGS	The Company As Reported	Pro Forma Adjustments		The Company Pro Forma

Net Sales	$18,193	$(2,576	)(a)	$15,617

Cost of products sold	5,868	(949	)(a)	4,919
Marketing, selling and administrative	4,516	(575	)(a)	3,941
Advertising and product promotion	1,415	(318	)(a)	1,097
Research and development	3,227	(67	)(a)	3,160
Acquired in-process research and development	230	—		230
Provision for restructuring, net	183	(3	)(a)	180
Litigation expense, net	14	—		14
Gain on sale of product lines and businesses	(273)	—		(273)
Equity in net income of affiliates	(524)	—		(524)
Other (income)/expense, net	351	(1	)(a)	350

Total Expenses, net	15,007	(1,913)		13,094

Earnings from Continuing Operations Before Income Taxes	3,186	(663	)(a)	2,523
Provision for income taxes	682	(211	)(a)	471

Net Earnings from Continuing Operations	2,504	(452)		2,052

Net Earnings from Continuing Operations Attributed to Noncontrolling Interest	763	(7	)(a)	756

Net Earnings Attributed to Bristol-Myers Squibb Company	$1,741	$(445)		$1,296

Earnings per Common Share from Continuing Operations Attributable to Bristol-Myers Squibb Company:
Basic	$0.88			$0.76
Diluted	$0.88			$0.75

Average Common Shares Outstanding
Basic	1,970	(269	)(c)	1,701
Diluted	1,980	(269	)(c)	1,711

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS

Dollars and Shares in Millions, Except Per Share Data

FOR THE YEAR ENDED DECEMBER 31, 2006

(UNAUDITED)

EARNINGS	The Company As Reported	Pro Forma Adjustments		The Company Pro Forma

Net Sales	$16,208	$(2,345	)(a)	$13,863

Cost of products sold	5,420	(850	)(a)	4,570
Marketing, selling and administrative	4,469	(504	)(a)	3,965
Advertising and product promotion	1,304	(291	)(a)	1,013
Research and development	2,951	(62	)(a)	2,889
Acquired in-process research and development	—	—		—
Provision for restructuring, net	59	(4	)(a)	55
Litigation expense, net	302	—		302
Gain on sale of product lines and businesses	(200)	—		(200)
Equity in net income of affiliates	(474)	—		(474)
Other (income)/expense, net	292	1	(a)	293

Total Expenses, net	14,123	(1,710)		12,413

Earnings from Continuing Operations Before Income Taxes	2,085	(635	)(a)	1,450
Provision for income taxes	431	(201	)(a)	230

Net Earnings from Continuing Operations	1,654	(434)		1,220

Net Earnings from Continuing Operations Attributed to Noncontrolling Interest	440	(7	)(a)	433

Net Earnings Attributed to Bristol-Myers Squibb Company	$1,214	$(427)		$787

Earnings per Common Share from Continuing Operations Attributable to Bristol-Myers Squibb Company:
Basic	$0.62			$0.46
Diluted	$0.62			$0.46

Average Common Shares Outstanding
Basic	1,960	(269	)(c)	1,691
Diluted	1,963	(269	)(c)	1,694

CONSOLIDATED BALANCE SHEET

Dollars and Shares in Millions, Except Per Share Data

FOR THE PERIOD ENDED SEPTEMBER 30, 2009

(UNAUDITED)

	The Company As Reported	MJN Refinancing(d)	Pro Forma Adjustments		The Company Pro Forma
ASSETS

Current Assets:
Cash and cash equivalents	$6,367	$1,683	$(617	)(e)(f)	$7,433
Marketable securities	302	—	—		302
Receivables, net	3,699	—	(233	)(e) (g)	3,466
Inventories, net	1,824	—	(318	)(e)	1,506
Deferred income taxes, net of valuation allowances	702	—	(80	)(e)	622
Prepaid expenses	493	—	(30	)(e)	463

Total Current Assets	13,387	1,683	(1,278)		13,792

Property, plant and equipment, net	5,561	—	(465	)(e)	5,096
Goodwill	5,475	—	(118	)(e)	5,357
Other intangible assets, net	2,726	—	(41	)(e)	2,685
Deferred income taxes, net of valuation allowances	1,437	—	(13	)(e)	1,424
Marketable securities	1,202	—	—		1,202
Other assets	1,163	—	(26	)(e)	1,137

Total Assets	$30,951	$1,683	$(1,941)		$30,693

LIABILITIES

Current Liabilities:
Short-term borrowings	$286	—	$—		$286
Accounts payable	1,796	—	(231	)(e)	1,565
Accrued expenses	2,988	—	(157	)(e)	2,831
Deferred income	276	—	(11	)(e)	265
Accrued rebates and returns	813	—	(271	)(e)	542
U.S. and foreign income taxes payable	433	—	(49	)(e)	384
Dividends payable	626	—	(7	)(e)	619
Accrued litigation liabilities	174	—	—		174

Total Current Liabilities	7,392	—	(726)		6,666

Pension, postretirement and postemployment liabilities	1,018		(95	)(e)	923
Deferred income	934	—	(2	)(e)	932
U.S. and foreign income taxes payable	521	—	300	(h)	821
Other liabilities	408	—	(19	)(e)	389
Long-term debt	6,307	1,683	(1,683	)(e)(g)	6,307

Total Liabilities	16,580	1,683	(2,225)		16,038

Commitments and contingencies (Note 23)

EQUITY

Bristol-Myers Squibb Company Shareholders’ Equity:
Preferred stock	—	—	—		—
Common stock	220	—	—		220
Capital in excess of par value of stock	3,808	—	—		3,808
Restricted stock	(75)	—	—		(75)
Accumulated other comprehensive loss	(2,218)	—	78	(e)	(2,140)
Retained earnings	23,287	—	7,020	(i)	30,307
Less cost of treasury stock	(10,504)	—	(6,921	)(j)	(17,425)

Total Bristol-Myers Squibb Company Shareholders’ Equity	14,518	—	177		14,695

Noncontrolling interest	(147)	—	107	(e)	(40)

Total Equity	14,371	—	284		14,655

Total Liabilities and Equity	$30,951	$1,683	$(1,941)		$30,693

BRISTOL-MYERS SQUIBB COMPANY

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Pro Forma Adjustments and Related Assumptions

The split-off’s exchange ratio was calculated as follows (in millions):

Mead Johnson’s common stock issued in exchange offer	170.0
Exchange ratio	0.6313

Company’s common stock tendered	269.3

The gain on the split-off was calculated as follows (in millions):

Company common stock tendered at $25.70 per share, which represents fair value of the Company’s stock at December 23, 2009 per last reported trade	$6,921
Mead Johnson’s net deficit	664
Accumulated other comprehensive income attributed to Mead Johnson	(78)
Estimated fees attributed to the transaction	(80)
Estimated taxes attributed to the transaction	(300)
Company’s non-controlling interest in MJN	(107)

Net gain on split off of Mead Johnson	$7,020

Pro Forma Consolidated Statements of Earnings

(a)	Adjustments to eliminate Mead Johnson’s revenues and expenses from the Company’s Consolidated Statements of Operations
(b)	Adjustment to record $170 million of taxes incurred by the Company due to the transfer of various international business units to Mead Johnson prior to its initial public offering.
(c)	Adjustment to record the Company’s acquisition of treasury shares.

Pro Forma Balance Sheet

(d)	Adjustment to record the $1,683 million net proceeds from the MJN refinancing.
(e)	Adjustment to eliminate Mead Johnson balances from the Company’s consolidated balance sheet.
(f)	Adjustment to record estimated split-off transaction fees of $80 million.
(g)	Adjustment to reclass intercompany lease of $42 million to other receivables.
(h)	Adjustment to record estimated taxes payable attributed to the split-off transaction of $300 million.
(i)	Adjustment to record the estimated gain to be recognized by the Company as a result of the exchange offer.
(j)	Adjustment to record the Company’s acquisition of treasury shares.